CENTRAL SECURITIES CORPORATION

                         INTERIM REPORT TO STOCKHOLDERS

                              AS OF MARCH 31, 1998

TO THE STOCKHOLDERS OF

     CENTRAL SECURITIES CORPORATION:

     Financial data for the quarter ended March 31, 1998 and other pertinent information prepared by management without audit by independent auditors are submitted herewith.

     Comparative market values of net assets are as follows:

                                                       Mar. 31, 1998    Dec. 31, 1997    Mar. 31, 1997
                                                       -------------    -------------    -------------
Net assets..........................................   $ 478,738,713    $ 434,423,053    $ 365,798,585
Convertible Preference Stock at liquidation
  preference........................................      (9,039,575)      (9,040,850)      (9,046,450)
                                                       -------------    -------------    -------------
Net assets applicable to Common Stock...............   $ 469,699,138    $ 425,382,203    $ 356,752,135
                                                       =============    =============    =============
Net asset coverage per share of Convertible
  Preference Stock..................................   $    1,324.01    $    1,201.28    $    1,010.89
Net assets per share of Common Stock................           33.10            29.97            26.30
Pro forma net assets per share, reflecting
  conversion of the Convertible Preference
  Stock.............................................           31.02            28.14            24.83
     Shares of Convertible Preference Stock
       outstanding..................................         361,583          361,634          361,858
     Shares of Common Stock outstanding.............      14,191,918       14,191,745       13,562,224

     Comparative figures of income are as follows:

                                                                       Three months ended March 31,
                                                                       ----------------------------
                                                                          1998              1997
                                                                          ----              ----
Net investment income...............................................   $1,304,034        $1,102,514
     Number of times Preferred dividend earned......................          7.2               6.1
     Per share of Common Stock......................................          .08*              .07*
Net realized gain on sale of investments............................   11,039,373        12,211,844
Increase (decrease) in net unrealized appreciation of investments...   32,153,070        (4,019,665)
Increase in net assets resulting from operations....................   44,496,477         9,294,693

* Per-share data are based on the average number of Common shares outstanding during the three-month period and are after recognition of the dividend requirement on the Convertible Preference Stock.

                                     [ 2 ]

                          PRINCIPAL PORTFOLIO CHANGES

                          January 1 to March 31, 1998
                   (Common Stock unless specified otherwise)

                                                                           Number of Shares
                                                                ---------------------------------------
                                                                                                Held
                                                                                              March 31,
                                                                Purchased        Sold           1998
                                                                ---------        ----           ----
American Management Systems, Inc. ...........................     50,000                       975,000
The Bank of New York Company, Inc. ..........................                    50,000        550,000
Capital One Financial Corporation............................                    25,000        300,000
Deltic Timber Corporation....................................                     5,000         70,000
Gallagher (Arthur J.) & Co. .................................                    50,000             --
Household International, Inc. ...............................                     2,000        150,000
IXC Communications Corporation 7 1/4% Junior Conv. Pfd. Due
  2007.......................................................        191*                       10,743
Intel Corporation............................................                    30,000        510,000
Morrison Knudsen Corporation.................................      5,000                       305,000
Nextel Communications, Inc. Class A..........................                   100,000        300,000
USG Corporation..............................................                   100,000             --

* Received as a dividend.

     The annual meeting of stockholders of the Corporation was held on March 11, 1998 with 90% and 97% of Common and Preference shares, respectively, being represented. At the meeting the Board of Directors was reelected and the selection of KPMG Peat Marwick LLP as auditors of the Corporation for the year 1998 was ratified. In addition, stockholders approved a proposal amending the Certificate of Incorporation to increase the authorized number of shares of capital stock and the proposals relating to the fundamental and non-fundamental policies of the Corporation. Detailed information will be published in the June 30, 1998 Semi-Annual Report.

     During the first three months of 1998 the Corporation did not repurchase any of its Common or Preference Stock. However, it may from time to time purchase Common or Preference Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders.

     It is with sadness that we note the passing of our former director Gardiner
S. Robinson. His wise counsel was of great value to the Corporation and its stockholders for many years.

                                            CENTRAL SECURITIES CORPORATION

                                                 WILMOT H. KIDD, PRESIDENT

375 Park Avenue
New York, NY 10152
April 22, 1998

                                     [ 3 ]

                               BOARD OF DIRECTORS

DONALD G. CALDER                     DUDLEY D. JOHNSON
    President                            President
    G. L. Ohrstrom & Co., Inc.           Young & Franklin Inc.
    New York, NY                         Liverpool, NY

JAY R. INGLIS                        WILMOT H. KIDD
    Executive Vice President             President
    Holt Corporation
    New York, NY


                             C. CARTER WALKER, JR.
                                 Washington, CT

                                    OFFICERS

                    WILMOT H. KIDD, President
                    CHARLES N. EDGERTON, Vice President and Treasurer KAREN E. RILEY, Secretary

                                     OFFICE

                      375 Park Avenue, New York, NY 10152
                                  212-688-3011
                           www.centralsecurities.com

                    CUSTODIAN

                        The Chase Manhattan Bank, N.A.
                             4 New York Plaza, New York, NY 10004

                    TRANSFER AGENT AND REGISTRAR

                        First Chicago Trust Company of New York
                             P. O. Box 2500, Jersey City, NJ 07303-2500

                    INDEPENDENT AUDITORS

                        KPMG Peat Marwick LLP
                             345 Park Avenue, New York, NY 10154

                                     [ 4 ]